SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 3, 2007

Multi-Color Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Ohio	0-16148	31-1125853
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

50 E-Business Way, Suite 400, Sharonville, Ohio 45241

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Registrant’s telephone number, including area code 513/381-1480

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 2, 2007, Multi-Color Corporation (the Company) issued a press release announcing that the Company completed the sale of Quick Pak, the Company’s Packaging Services Division, for $19.2 million to NFI Industries, Inc. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement by and Among MCC-Quick Pak, LLC, Multi-Color Corporation, NFI-Quick Pak, LLC and NFI Interactive Logistics, LLC filed as an exhibit to the Form 8-K filed June 19, 2007 and incorporated herein by reference

99.1	Press Release dated July 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

By:	Dawn H. Bertsche
Name:	Dawn H. Bertsche
Title:	Senior Vice President Finance and Chief Financial Officer and Secretary

Date: July 3, 2007